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                                                                   EXHIBIT 23(d)

                          [MERCER CAPITAL LETTERHEAD]


                                January 20, 1997




                          CONSENT OF FINANCIAL ADVISOR

We hereby consent to the use of our Fairness Opinion as Exhibit B relating to the proposed merger between Deposit Guaranty Corp. and First Capital Bancorp, Inc. included in the Registration Statement on Form S-4 and to the reference to our Firm under the caption "Opinion of Financial Advisor" in the Prospectus.

                                        MERCER CAPITAL MANAGEMENT, INC.



                                        By: /s/ JEFF K. DAVIS
                                            -----------------------------------
                                            Jeff K. Davis, ASA, CFA
                                            Vice President